UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 11, 2005
                                                         ----------------

                          Legend Investment Corporation
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              (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        000-51015                                          60-0523659
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  (Commission  File Number)                 (IRS Employer Identification Number)

                   7400 Scio Church Road, Ann Arbor, MI 48103
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                    (Address of Principal Executive Offices)

                                 (734) 786-1461
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              (Registrant's Telephone Number, Including Area Code)

                            Revolution Fighting, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Article of Incorporation or Bylaws; Change in Fiscal
Year

Effective January 11, 2005, Revolution Fighting, Inc. amended its certificate of incorporation to change its name from Revolution Fighting, Inc. to Legend Investment Corporation. A copy of the amendment is attached as exhibit 3.1 to this Form 8-K.

Item  9.01       Financial  Statements  and  Exhibits.

Exhibit  No.     Description
-----------      -----------

3.1              Certificate  of  amendment  of  Revolution  Fighting,  Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEGEND  INVESTMENT  CORPORATION
Dated:  January  12,  2005               By:     /s/  Peter  Klamka
                                                 -------------------------------
                                                 Peter  Klamka,  President